                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                        ================================


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 26, 1998




                           POST APARTMENT HOMES, L.P.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Georgia                     0-28226                    58-2053632
----------------------------  ------------------------       -------------------
(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)

 3350 Cumberland Circle, Atlanta, Georgia                           30339
------------------------------------------                   ------------------
 (Address of principal executive offices)                         (Zip Code)


                                 (770) 850-4400
                           --------------------------
              (Registrant's telephone number, including area code)





                         The Exhibit Index is at page 5.
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Item 5.           Other Events

         The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the offering of 3,000,000 shares of Common Stock of Post Properties, Inc. (the "Shares") (plus an over-allotment option granted to the underwriters to purchase up to an additional 450,000 shares of Common Stock).

Item 7.           Financial Statements and Exhibits

         (b)      Pro Forma Financial Information

                  Certain pro forma financial information for Post Properties, Inc. as of and for the nine months unaudited ended September 30, 1997 and the year ended December 31, 1996, relating to the merger (the "Merger") of Post Properties, Inc. with Columbus Realty Trust ("Columbus") on October 24, 1997, is incorporated by reference in Exhibit 99.

         (c)      Exhibits.


Exhibit No.       Description
-----------       -----------
    1    --       Purchase Agreement between the Registrant, Post Apartment
                  Homes, L.P., and Merrill Lynch & Co., dated as of February 4,
                  1998 (incorporated by reference to Exhibit 1 to the Current
                  Report on Form 8-K of Post Properties, Inc. dated February 4,
                  1998)

    5    --       Opinion of King & Spalding regarding validity of Shares
                  (incorporated by reference to Exhibit 5 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

    8    --       Opinion of King & Spalding relating to certain tax matters
                  (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)


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
Exhibit No.       Description
-----------       -----------
   23    --       Consent of King & Spalding (included in Exhibits 5 and 8)

   99    --       Pro Forma Financial Information for Post Properties, Inc.

                  (i)    Unaudited Pro Forma Consolidated Balance Sheet as of
                         September 30, 1997

                  (ii)   Unaudited Pro Forma Combined Statement of Operations
                         For the Nine Months Ended September 30, 1997 and the
                         Year Ended December 31, 1996

                  (iii)  Notes to Unaudited Pro Forma Balance Sheet and
                         Statement  of Operations

                  Incorporated by reference from Exhibit 99 to the Current
                  Report on Form 8-K filed by Post Properties, Inc. on the date hereof.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    POST APARTMENT HOMES, L.P.
                                    (Registrant)



Date: February 26, 1998              By: /s/ John T. Glover
                                        ----------------------------------------
                                        John T. Glover
                                        President





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
                                  EXHIBIT INDEX



Exhibit No.       Description                                                    Page
-----------       -----------                                                    ----
    1    --       Purchase Agreement between the Registrant, Post Apartment
                  Homes, L.P., and Merrill Lynch & Co., dated as of February 4,
                  1998 (incorporated by reference to Exhibit 1 to the Current
                  Report on Form 8-K of Post Properties, Inc. dated February 4,
                  1998)

    5    --       Opinion of King & Spalding regarding validity of the Shares
                  (incorporated by reference to Exhibit 5 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

    8    --       Opinion of King & Spalding relating to certain tax matters
                  (incorporated by reference to Exhibit 8 to the Current Report on Form 8-K filed by Post Properties, Inc. on the date hereof)

   23    --       Consent of King & Spalding (included in Exhibits 5 and 8)

   99    --       Pro Forma Financial Information for Post Properties, Inc.

                  (i)    Unaudited Pro Forma Consolidated Balance Sheet as of
                         September 30, 1997

                  (ii)   Unaudited Pro Forma Combined Statement of Operations
                         For the Nine Months Ended September 30, 1997 and the
                         Year Ended December 31, 1996

                  (iii)  Notes to Unaudited Pro Forma Balance Sheet and
                         Statement  of Operations

                  Incorporated by reference from Exhibit 99 to the Current
                  Report on Form 8-K filed by Post Properties, Inc. on the date hereof.




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